KEMPER GLOBAL AND INTERNATIONAL FUNDS
                            KEMPER GLOBAL INCOME FUND

                            SUPPLEMENT TO PROSPECTUS
                               DATED MARCH 1, 1999
                            ------------------------


The following information replaces disclosure in the "Investment Manager" section on page 63 of the fund's prospectus:

The fund is managed by a team of investment professionals, who individually represent different areas of expertise. The fund has two Co-Lead Portfolio Managers, who are ultimately responsible for the management of the fund and its team. Supporting the fund managers are Scudder Kemper's many economists, research analysts, traders, and other investment specialists, located in offices across the United States and around the world.

Jan Faller, Co-Lead Portfolio Manager, assumed responsibility for the fund's day-to-day operations in 1999. He joined the fund as a portfolio manager in 1999 and joined Scudder Kemper in 1999 as a portfolio manager. He began his investment career in 1988. Prior to joining Scudder Kemper, Mr. Faller was part of the Global Fixed Income Portfolio Management team at an unaffiliated investment management company.

Robert Stirling, Co-Lead Portfolio Manager, joined the fund and assumed responsibility for the fund's day-to-day operations in June 1999. Mr. Stirling is an International Portfolio Manager at Scudder Investments (U.K.) Limited and Threadneedle Asset Management, both of which are affiliated investment management companies. Prior to joining these companies, Mr. Stirling was a partner of an unaffiliated investment management company managing fixed income assets and assisting in the management of currency risk.

Jeremy L. Ragus, Portfolio Manager, joined the fund's team in June 1999. Mr. Ragus joined Scudder Kemper in January 1990. Prior to joining Scudder Kemper, Mr. Ragus was a vice president of a municipal bond department for an unaffiliated investment management company.

June 30, 1999